UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 7, 2024

Rubicon Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40910	88-3703651
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

950 E Paces Ferry Rd NE Suite 810 Atlanta, GA	30326
(Address of principal executive offices)	(Zip Code)

(844) 479-1507

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	RBT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Definitive Material Agreement.

Sale of Software-as-a-Service Business

On May 7, 2024, Rubicon Technologies, Inc. (the “Company”), a company incorporated under the laws of the State of Delaware, entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) by and among the Company, Rubicon Technologies Holdings, LLC, a Delaware limited liability company (“Holdings”), Wastech Corp. (“Wastech”), an affiliate of Rodina Capital (“Rodina”), and, solely for purposes of guaranteeing certain obligations of Wastech under the Asset Purchase Agreement, GAFAPA, S.A. de C.V., an affiliate of Rodina. Pursuant to the Asset Purchase Agreement, the Company agreed to sell to Wastech its software-as-a-service business, including the RUBICONSmartCity, RUBICONPro and RUBICONPremier product offerings (the “Technology Business”), for an approximate aggregate purchase price of $68,000,000. The Asset Purchase Agreement also provides a potential earn-out payment of $12,500,000 from Wastech to the Company if the Technology Business achieves a certain annual recurring revenue target on or prior to December 31, 2024.

The foregoing description of the Asset Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the same, which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated by reference herein.

Securities Purchase Agreement

On May 7, 2024, the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”), by and between the Company and MBI Holdings, LP (the “Buyer”), an affiliate of Rodina. Pursuant to the Purchase Agreement, the Company agreed to issue and sell the Buyer 20,000 shares of the Company’s Series A Convertible Perpetual Preferred Stock, par value $0.0001 per share (the “Preferred Stock”), having the designation, preferences, rights, privileges, powers and terms and conditions as specified in the Certificate of Designations, Preferences and Rights of Series A Convertible Perpetual Preferred Stock (the “Certificate of Designations”), for an aggregate purchase price of $20,000,000. The Buyer is affiliated with Rodina, a significant shareholder of the Company. The issuance and sale of the Preferred Stock by the Company to the Buyer closed on May 7, 2024. The Company will use the proceeds of sale for general corporate purposes.

Certificate of Designations

The Preferred Stock issued at the closing of the Purchase Agreement has the powers, designations, preferences and other rights set forth in the form of Certificate of Designations.

The Preferred Stock is entitled to receive, whether or not declared, dividends at the rate of 8.0% per annum of the stated value per share of Preferred Stock. On the second anniversary of the closing date and each anniversary thereafter, the dividend rate on the Preferred Stock will increase by 1.0% per annum, up to a maximum dividend rate not to exceed 11.0% per annum. In the event of certain non-compliance by the Company with the Certificate of Designations, the dividend rate will immediately increase by 5.0% per annum during the continuance of such event. The dividend rate on the Preferred Stock may not exceed 16.0% per annum. Accrued dividends will increase the stated value of the Preferred Stock and result in an increase in the liquidation preference of the Preferred Stock to the extent not paid in cash on any dividend payment date. The Preferred Stock is entitled to participate in any dividends declared and paid on the Company’s Class A common stock on an as-converted basis.

Each holder of Preferred Stock has the right, at its option, to convert its Preferred Stock, in whole or in part, into fully paid and non-assessable shares of Class A common stock of the Company (the “Common Stock”), subject to certain conditions and certain customary adjustments in the event of certain events affecting the Common Stock. The conversion price is equivalent to $0.35 per share, which is the closing price of the Common Stock on the NYSE immediately prior to the execution of the Purchase Agreement. As of May 7, 2024, the Preferred Stock is convertible into 57,142,857 shares of Common Stock, representing approximately 51% of the Company’s outstanding Common Stock and Class V common stock (assuming issuance of such shares of Common Stock upon conversion of the Preferred Stock).

Upon the earliest date on which the following would not result in an event of default or similar event under the debt agreements of the Company as in effect and as amended as of the closing date, the Buyer will have the right to require the Company to redeem the Preferred Stock at a redemption price equal to the greater of the accumulated liquidation preference and 2.0 times the initial liquidation preference (the “Redemption Value”). Upon a change of control as defined in the Certificate of Designations, the Company may redeem the Preferred Stock at a price equal to the Redemption Value. Redemption of the Preferred Stock shall be payable in cash.

The Preferred Stock will rank senior to the Common Stock and any other capital stock of the Company, with respect to dividend rights and rights upon voluntary or involuntary liquidation, dissolution, or winding up of the affairs of the Company. The Preferred Stock will vote on an as-converted basis with the Common Stock and the Class V common stock.

The Certificate of Designations contains certain consent rights of the holders of Preferred Stock, including restrictions on amendments to organizational documents, dividends, issuances of additional shares of Common Stock and other negative covenants (subject to certain exceptions and qualifications). The Certificate of Designations provides that Buyer will have the right to nominate a number of directors to the board of directors of the Company (the “Board”) equal to the proportionate number of directors of the Board represented by Buyer and its affiliates’, including Rodina, voting power in the Company (rounded up) at each election of directors with such rights to terminate if Buyer and its affiliates cease to beneficially own stock with voting power of less than 5.0% of the outstanding voting stock of the Company.

Registration Rights Agreement

Holders of Preferred Stock and Common Stock issuable upon conversion of, or payments of dividends on, Preferred Stock pursuant to the Purchase Agreement will have certain customary registration rights with respect to such shares of Common Stock pursuant to the terms of the Registration Rights Agreement, a form of which is attached as Exhibit B to the Purchase Agreement (the “Registration Rights Agreement”).

The foregoing description of the terms of the Purchase Agreement, the Certificate of Designations, the Registration Rights Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Designations, the Purchase Agreement and the Registration Rights Agreement, which are attached to this Current Report on Form 8-K as Exhibits 3.1, 10.2 and 10.3, respectively, and which are each incorporated by reference herein.

This Current Report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful.

Amendment to Credit, Security and Guaranty Agreement

On May 7, 2024, the Company entered into Amendment No. 2 to Credit, Security and Guaranty Agreement (“Term Loan Amendment No. 2”) by and among Holdings, Rubicon Technologies International, Inc., a Delaware corporation, Rubicon Global, LLC, a Delaware limited liability company, Cleanco LLC, a New Jersey limited liability company, Charter Waste Management, Inc., a Delaware corporation, RiverRoad Waste Solutions, Inc., a New Jersey corporation (each individually as a “Borrower”, and collectively as “Borrowers”), Rubicon Technologies, Inc., a Delaware corporation (“Parent”), Acquiom Agency Services LLC, as Agent (in such capacity, together with its successors and assigns, “Term Loan Agent”) and the other financial institutions or other entities from time to time parties to the Term Loan Credit Agreement referenced below, each as a Lender, constituting the Required Lenders (as defined therein).

Amendment No. 2 further amends the Credit, Security and Guaranty Agreement, dated as of June 7, 2023 (as amended by that certain Limited Waiver and Amendment No. 1 to Credit, Security and Guaranty Agreement, dated as of September 17, 2023, the “Term Loan Credit Agreement”) by (i) permitting the transactions contemplated by the Asset Purchase Agreement and (ii) making certain other amendments set forth therein. Amendment No. 2 also amends existing warrants issued to certain lenders under the Credit Agreement (collectively, the “Existing Warrants”) by amending (i) Section (2)(a)(i) of each Existing Warrant and (ii) Section (2)(a)(ii) of each Existing Warrant, in each case by replacing the number “18” with the number “30”. Subject to the terms of Amendment No. 2, and upon certain conditions in the Purchase Agreement, as the case may be, the Company is required to have received and delivered evidence of the same to the Buyer: (i) a waiver from each holder of Existing Warrants of the pre-emptive rights granted to such holder which would have been triggered as a result of the transactions contemplated by the Purchase Agreement, including Buyer and its affiliates’ acquisition of Preferred Stock and/or Common Stock upon the conversion of Preferred Stock and (ii) a waiver from certain Company employees of any payment or benefit that would become payable, pursuant to the respective employee’s employment agreement with the Company or its subsidiaries (“Employment Agreement”), to such employee upon a “Sale Event” or a “Change in Control” (each, as defined in the Employment Agreement) as a result of the transactions contemplated by the Purchase Agreement, including Buyer and its affiliates’ acquisition of Common Stock upon the conversion of Preferred Stock (each, a “Waiver Agreement”).

The foregoing description of Amendment No. 2 does not purport to be complete and is qualified in its entirety by reference to the full text of the same, which is attached to this Current Report on Form 8-K as Exhibit 10.4 and incorporated by reference herein. Capitalized terms used herein but not defined herein shall have the meaning set forth for such terms in the Term Loan Credit Agreement, as amended.

Amendment to Credit, Security and Guaranty Agreement

On May 7, 2024, the Company entered into Amendment No. 4 to Credit, Security and Guaranty Agreement (“Revolving Loan Amendment No. 4”) by and among Holdings, the Borrowers, Parent, Acquiom Agency Services LLC, as Agent (in such capacity, together with its successors and assigns, “Revolving Loan Agent”) and the other financial institutions or other entities from time to time parties to the Revolving Loan Credit Agreement referenced below, each as a Lender, constituting the Required Lenders (as defined therein).

Revolving Loan Amendment No. 4 further amends the Credit, Security and Guaranty Agreement, dated as of June 7, 2023 (as amended by that certain Limited Waiver and Amendment No. 1 to Credit, Security and Guaranty Agreement, dated as of September 17, 2023, that certain Amendment No. 2 to Credit, Security and Guaranty Agreement, dated as of December 5, 2023 and that certain Amendment No. 3 to Credit, Security and Guaranty Agreement, dated as of January 24, 2024, the “Revolving Loan Credit Agreement”) by (i) permitting the transactions contemplated by the Asset Purchase Agreement and (ii) making certain other amendments set forth therein.

The foregoing description of Revolving Loan Amendment No. 4 does not purport to be complete and is qualified in its entirety by reference to the full text of the same, which is attached to this Current Report on Form 8-K as Exhibit 10.5 and incorporated by reference herein. Capitalized terms used herein but not defined herein shall have the meaning set forth for such terms in the Revolving Loan Credit Agreement, as amended.

Amendment to Loan and Security Agreement

On May 7, 2024, the Company entered into Sixth Amendment to Loan and Security Agreement (“Third Lien Sixth Amendment”) by and among Holdings, the Borrowers, Parent, Mizzen Capital, LP, as Agent (in such capacity, together with its successors and assigns, “Third Lien Agent”) and the other financial institutions or other entities from time to time parties to the Third Lien Credit Agreement referenced below, each as a Lender, constituting the Required Lenders (as defined therein).

Third Lien Sixth Amendment further amends the Credit, Security and Guaranty Agreement, dated as of December 22, 2021 (as amended by that certain First Amendment to Loan and Security Agreement, dated as of November 18, 2022, that certain Second Amendment to Loan and Security Agreement, dated as of March 22, 2023, that certain Third Amendment to Loan and Security Agreement, dated as of May 19, 2023, that certain Fourth Amendment to Loan and Security Agreement, dated as of June 7, 2023 and that certain Fifth Amendment to Loan and Security Agreement, dated as of September 17, 2023 the “Third Lien Credit Agreement”) by (i) permitting the transactions contemplated by the Asset Purchase Agreement and (ii) making certain other amendments set forth therein.

The foregoing description of Third Lien Sixth Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the same, which is attached to this Current Report on Form 8-K as Exhibit 10.6 and incorporated by reference herein. Capitalized terms used herein but not defined herein shall have the meaning set forth for such terms in the Third Lien Credit Agreement, as amended.

Item 3.02. Unregistered Sale of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K under “Certificate of Designations” is incorporated by reference into this Item 3.02.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth in Item 1.01 of this Current Report on Form 8-K under “Certificate of Designations” is incorporated by reference into this Item 3.03.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Purchase Agreement, on May 7, 2024, certain of the Company’s executives, including Phil Rodoni (Chief Executive Officer), Kevin Schubert (President and Chief Financial Officer) and Tom Owston (Chief Commercial Officer), executed a Waiver Agreement. A form of the Waiver Agreement is attached hereto as Exhibit 10.7.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 1.01 of this Current Report on Form 8-K under “Certificate of Designations” is incorporated by reference into this Item 5.03.

In connection with the adoption of the transactions described in Item 1.01 above, on May 6, 2024, the Company’s Board approved the Certificate of Designations, which sets forth the rights, powers and preferences of the Preferred Stock. The Certificate of Designations was filed with the Secretary of State of the State of Delaware on May 7, 2024 and became effective upon filing. A copy of the Certificate of Designations is attached to this Current Report on Form 8-K as Exhibit 3.1 and incorporated by reference herein.

Item 8.01. Other Events.

On May 7, 2024, the Company issued a press release announcing the consummation of the Asset Purchase Agreement, the Purchase Agreement and the transactions contemplated therein. The press release is attached as Exhibit 10.8 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
3.1	Certificate of Designations, Preferences and Rights of Series A Convertible Perpetual Preferred Stock of Rubicon Technologies, Inc.
10.1	Asset Purchase Agreement, dated May 7, 2024, by and among Rubicon Technologies, Inc., Rubicon Technologies Holdings, LLC and Wastech Corp. and, solely for the limited purposes set forth therein, GAFAPA, S.A. de C.V.
10.2	Securities Purchase Agreement, dated May 7, 2024, by and between Rubicon Technologies, Inc. and MBI Holdings, LP
10.3	Registration Rights Agreement, dated May 7, 2024, by and among Rubicon Technologies, Inc. and the Stockholder Parties thereto
10.4	Form of Amendment No. 2 to Credit, Security and Guaranty Agreement, dated May 7, 2024, by and between Rubicon Technologies, Inc. and the Parties thereto
10.5	Amendment No. 4 to Credit, Security and Guaranty Agreement, dated May 7, 2024, by and among Holdings, the Borrowers, Parent, Acquiom Agency Services LLC, as Agent
10.6	Third Lien Sixth Amendment further amends the Credit, Security and Guaranty Agreement, dated as of December 22, 2021
10.7	Form of Waiver Agreement, dated May 7, 2024
10.8	Press Release, dated May 7, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward Looking Statements

This Current Report on Form 8-K includes statements concerning the Company and its future expectations, plans and prospects that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” or “continue,” or the negative of these terms or other similar expressions. Forward-looking statements in this Current Report on Form 8-K include a statement regarding the Company’s intention to develop and submit the Plan to bring it into compliance with the Minimum Market Capitalization Standard within the required time frame. Although the Company believes that its plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, the Company cannot assure you that it will achieve or realize these plans, intentions, or expectations. Forward-looking statements are inherently subject to risks, uncertainties, and assumptions. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events or results of operations, and any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward looking statements. These forward-looking statements are not guarantees of performance. You should understand that these statements are affected by factors set forth in the Company’s filings with the SEC, including but not limited to those described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 filed with the SEC on March 28, 2024, and in its other filings made with the SEC from time to time, which are available via the SEC’s website at www.sec.gov. The company assumes no obligation to update any forward-looking statements contained in this Current Report on Form 8-K, whether as a result of any new information, future events, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rubicon Technologies, Inc.

By:	/s/ Philip Rodoni
	Name:	Philip Rodoni
	Title:	Chief Executive Officer

Date: May 7, 2024